                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[X]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Section 240.14a-12


                            Hines Horticulture, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        (1)  Title of each class of securities to which transaction applies:
             __________________________________________________________________
        (2)  Aggregate number of securities to which transaction applies:
             __________________________________________________________________
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
             __________________________________________________________________
        (4)  Proposed maximum aggregate value of transaction:
             __________________________________________________________________
        (5)  Total fee paid:
             __________________________________________________________________

[ ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        (1)  Amount Previously Paid:
             __________________________________________________________________
        (2)  Form, Schedule or Registration Statement No.:
             __________________________________________________________________
        (3)  Filing Party:
             __________________________________________________________________
        (4)  Date Filed:
             __________________________________________________________________

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                            HINES HORTICULTURE, INC.
                               12621 JEFFREY ROAD
                            IRVINE, CALIFORNIA 92620

                           ---------------------------

                           PROXY STATEMENT SUPPLEMENT

                           ---------------------------


         We are providing this Proxy Statement Supplement (the "Supplement") to supplement the information contained in our Proxy Statement dated April 23, 2004 (the "Proxy Statement") relating to the Annual Meeting of Stockholders of Hines Horticulture, Inc. ("Hines" or the "Company") to be held at the Company's headquarters located at 12621 Jeffrey Road, Irvine, California 92620, on Thursday, May 27, 2004, at 9:00 a.m., California time, and at any adjournments or postponements thereof (the "Annual Meeting"). This Supplement provides additional disclosure with respect to certain related party transactions and should be read in conjunction with the Proxy Statement. This Supplement is first being mailed to stockholders on or about May 10, 2004. All capitalized terms used but not defined in this Supplement have the meanings ascribed to them in the Proxy Statement.


CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
----------------------------------------------------

         In 1995, the Company sold 290 acres of its Forest Grove, Oregon nursery facility property to Blooming Farm, Inc., a corporation owned by MDCP and by Robert A. Ferguson, Hines' Chief Executive Officer and President, Claudia M. Pieropan, Hines' Chief Financial Officer, Secretary and Treasurer, Stephen Thigpen, Hines' former Chief Executive Officer, and other members of Hines' current and former management. As payment in full for the 290 acres, Blooming Farm issued a five-year interest-only promissory note to the Company in the amount of $826,865 secured by a deed of trust on the land. In 1996, the Company sold an additional 53 acres to Blooming Farm. As payment in full for the 53 acres, Blooming Farm issued a five-year interest-only promissory note to the Company in the amount of $151,050 secured by a deed of trust on the 53 acres. The land was sold to Blooming Farm to avoid exceeding a limit on the amount of land for which the Company is able to receive federal reclamation water under applicable federal reclamation water law. Blooming Farm is obligated to make interest payments of $67,476 per year on the principal balances of the notes. The principal balances of the notes were originally due on August 4, 2000 and June 21, 2001, respectively, and, in connection with the Company's refinancing completed in September 2003, the maturity dates of such notes were formally extended to May 31, 2008. The purpose of the extension was to ratify the intention of the parties at the time the parties entered into the leases and the notes. The Company leases all such 343 acres from Blooming Farm pursuant to a lease which expires on May 31, 2008, and under which the Company is obligated to make annual lease payments of $68,600. Pursuant to such lease, the Company has an option to purchase the land and rights of first refusal.

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         The Company is a party to a registration rights agreement whereby MDCP has the right, subject to certain restrictions, to cause the Company to register shares of the Company's common stock for sale under the Securities Act. Pursuant to the agreement, the Company is required to pay the registration expenses associated with such registrations.

         Pursuant to a stockholders agreement, the Company has the option to repurchase shares of its common stock owned by Mr. Ferguson and Ms. Pieropan in the event of termination for fraud, and MDCP, Mr. Ferguson, Ms. Pieropan and certain of the Company's former executives have the right to participate in certain registrations of securities by the Company.


SUBMISSION AND REVOCATION OF PROXIES
------------------------------------

         We have enclosed with this Supplement a duplicate proxy card identical to the proxy card you received with your Proxy Statement. No action is required if you have already voted and do not want to change your vote. If you have not already voted, whether or not you plan to attend the meeting, please complete, date, sign and promptly return the proxy card (either the enclosed card or the proxy card previously sent to you by the Company) in the enclosed self-addressed envelope as promptly as possible. Only your last dated proxy card for the Annual Meeting will count at the meeting and any earlier proxies will be revoked automatically.

         If you have any questions or need assistance in voting your shares, please contact Hines' corporate services, Attention: Denise Baharie, at:

                            Hines Horticulture, Inc.
                               12621 Jeffrey Road
                            Irvine, California 92620
                      Telephone: (800) 444-4499 (Toll Free)

       or our proxy solicitors, Georgeson Shareholder Communications, at:

                      Georgeson Shareholder Communications
                                111 Commerce Road
                           Carlstadt, New Jersey 07072
                            Telephone: (201) 896-1900

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         It is important that your shares be represented at the Annual Meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card or the proxy card previously sent to you by the Company in the envelope which has been enclosed.

                                             By Order of the Board of Directors,


                                             /S/ CLAUDIA M. PIEROPAN

                                             Claudia M. Pieropan
                                             Secretary
Irvine, California
May 10, 2004



             ADDITIONAL INFORMATION CONCERNING THE ANNUAL MEETING IS
         CONTAINED IN THE PROXY STATEMENT AND THIS SUPPLEMENT SHOULD BE
                 READ IN CONJUNCTION WITH THE PROXY STATEMENT.